Exhibit 99.1

TAKING ACTION. DELIVERING VALUE.

WESCO Investor Day 2011

Tuesday, August 9, 2011

Registration

1:00 pm	Introduction Dan Brailer, Vice President – Treasurer and Investor Relations

1:05 pm	Welcome and WESCO Overview John J. Engel, Chairman, President, and Chief Executive Officer	Tab l

1:35 pm	Sales, Margin, and Operations Steve Van Oss, Senior Vice President and Chief Operating Officer	Tab 2

2:05 pm	Communications and Security David Bemoras, Group Vice President and General Manager	Tab 3

2:25 pm	Lighting and Sustainability Andrea Hogan, Regional Vice President and General Manager	Tab 4

2:45 pm	Break

3:00 pm	International Les Kebler, Group Vice President and General Manager	Tab 5

3:20 pm	Utility Andy Bergdoll, Group Vice President and General Manager	Tab 6

3:40 pm	Financials Richard Heyse, Vice President and Chief Financial Officer	Tab 7

4:10 pm	Q&A and Closing Remarks John J. Engel, Chairman, President, and Chief Executive Officer	Tab 8

5:00 pm	Cocktail Reception

6:00 pm	Dinner

August 9, 2011

WESCO Investor Day Presenters

John Engel
Chairman, President, and Chief Executive Officer



Mr. Engel was appointed President and Chief Executive Officer on September 1, 2009 and assumed the Chairman of the Board responsibilities in May 2011. Prior to this appointment, Mr. Engel was WESCO's Chief Operating Officer, responsible for overseeing branch-based distribution operations and related headquarters and field support functions. Prior to joining WESCO in July 2004, Mr. Engel held significant general management, operations, and engineering roles with General Electric, Allied Signal, Perkin Elmer, and Gateway. Mr. Engel holds a BS in Mechanical Engineering from Villanova University and an MBA from the University of Rochester.

Stephen Van Oss
Senior Vice President and Chief Operating Officer



Mr. Van Oss was appointed Senior Vice President and Chief Operating Officer on September 1, 2009. He is responsible for overseeing branch-based distribution operations and related headquarters and field support functions. Since joining WESCO in 1997, he has served as Director of Acquisitions Management, Director of Information Systems, and Senior Vice President and Chief Financial and Administrative Officer from 2004 through 2009. Mr. Van Oss holds a BS in Accounting from Wright State and an MS in Marketing and Finance from Cleveland State University. Prior to joining WESCO, Mr. Van Oss had public accounting, finance, and general management experience working for Reliance Electric.

Richard Heyse
Vice President and Chief Financial Officer



Mr. Heyse joined WESCO in June 2009 as Vice President and Chief Financial Officer and has responsibility for WESCO's finance and accounting functions. Mr. Heyse holds a BS in Nuclear Engineering from Purdue University and an MS in Industrial Administration with a concentration in Accounting from Carnegie Mellon University. Prior to joining WESCO, Mr. Heyse was CFO of Innophos Holdings where he had responsibility for Finance and IT. Prior to Innophos, Mr. Heyse held both domestic and international positions in Finance, IT, Supply Chain, and Engineering at Eastman Chemical, Koch Industries, Eaton, and International Paper.

Daniel Brailer
Vice President, Treasurer, Investor Relations and Corporate Affairs



Mr. Brailer joined WESCO in March 1999 and is responsible for Treasury, Investor Relations, Real Estate and Corporate Affairs. From 1999 to 2004, Mr. Brailer served as Corporate Secretary and managed the Legal Department from 2005 to 2008. Mr. Brailer holds a BS in Marketing and an MBA from West Virginia University. Prior to joining WESCO, he worked for Mellon Bank for over 17 years and held the title of Senior Vice President of the Basic Industries Group.

David Bemoras
Group Vice President and General Manager



Mr. Bemoras joined WESCO with the acquisition of Communications Supply Corporation (CSC) in 2006. Mr. Bemoras is responsible for WESCO's data communications business, the midwest portion of Industrial/Construction and the recently acquired TVC Communications operation, which is a leading distributor of broadband communications network infrastructure products. Mr. Bemoras holds a BS in Marketing from Arizona State University and was the owner of a Chicago-based data communications distribution business prior to being acquired by CSC in 1997. Mr. Bemoras served as Vice President Sales and Marketing for CSC from 1997 until two years after WESCO's acquisition of CSC in 2006.

Andy Bergdoll
Vice President and General Manager



Andy Bergdoll has served as the WESCO's Vice President of Utility since December 2007. Mr. Bergdoll joined WESCO as part of the Communications Supply Corporation (CSC) acquisition where he was President of the Liberty Wire and Cable business. His prior experience includes significant management and leadership roles at Siemens, Booz Allen & Hamilton, and General Electric. Mr. Bergdoll has a BS in Mechanical Engineering from Lehigh University and an MBA from Carnegie Mellon.

Andrea Hogan
Regional Vice President and General Manager



Ms. Hogan joined WESCO in 2007 as a District Manager of WESCO operations in Philadelphia. In 2010, she was promoted to Regional Vice President, responsible for the Eastern Seaboard. The Northeast region was added to her responsibilities in 2011. Prior to joining WESCO, Ms. Hogan was the Senior Vice President, Operations for Strategic Distribution, Inc. from 1989 through 2001. From 2001 to 2007, she started, ran, and successfully sold a retail business. Ms. Hogan has a BS in Human Resources with a minor in Finance from Florida Atlantic University.

Les Kebler
Group Vice President and General Manager



Mr. Kebler joined WESCO in 2006 and is responsible for WESCO's international business outside the U.S. and Canada. Prior to joining WESCO, Mr. Kebler worked at General Electric for 17 years in a variety of sales and marketing roles. Mr. Kebler holds a BS in Mechanical Engineering from Michigan State University and an MBA from the University of Chicago.

WESCO®
225 W. STATION SQUARE DR., SUITE 700
PITTSBURGH, PENNSYLVANIA 15219
412-454-2200 NYSE: WCC | www.wesco.com

TAKING ACTION. DELIVERING VALUE.

Welcome and

WESCO Overview

John J. Engel

Chairman, President, and Chief Executive Officer

Safe Harbor Statement

Note: All statements made herein that are not historical facts should be considered as “forward-looking statements” within the meaning of the Private Securities Litigation Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other 05Aug11 18:45factors include, but are not limited to, debt level, changes in general economic conditions, fluctuations in interest rates, increases in raw materials and labor costs, levels of competition and other factors described in detail in Form 10-K for WESCO International, Inc. for the year ended December 31, 2010 and any subsequent filings with the Securities Page 7 & Exchange Commission. Any numerical or other representations in this presentation do not represent guidance by management and should not be construed as such.

ESCO Investor Day 2011

TAKING ACTION. DELIVERING VALUE.

WESCO Investor Day 2011

Agenda

• WESCO Overview

Strategic plan and progress

Business priorities

- Value creation opportunity

• Sales, Margin and Operations

Growth engines

Margin expansion

LEAN for Sales and Operations

05Aug11 18:45• Growth Engines

Four of our eight growth engines are profiled today:

Communications I International Lighting & Utility

Utility & Security Sustainability

Communications & Security

Lighting & Sustainability

- International

Strategy Growth Priorities | Results

Financials |

Financial objectives and results

LEAN for Administration

Cash generation and usage

• Q&A and Closing Remarks

3	WESCO Investor Day 2011 Engel 080911

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WESCO Growth Strategy

WESCO Growth Strategy

launched in Fall of 2009

• CEO succession plan

• Established eight growth engines

• Initiated One WESCO

• Increased investments

• Greater transparency

• Developed leaders and organization

Focused execution

2010 and first half 2011

results are excellent

• Positive business momentum

• Taking market share

• Investments paying off

• Acquisitions restarted

• Strong earnings growth

• Shareholder value creation

…execution is producing strong results

4	WESCO Investor Day 2011 Engel 080911

Engel 080911

TAKING ACTION. DELIVERING VALUE.

.

2010 and First Half 2011Results

Sales vs. Prior Year Operating Margin (EBIT%)

EPS Total Shareholder Return

(from January 1, 2010 to July 31, 2011)

reflect positive business momentum

WESCO Investor Day 2011 Engel 080911

Engel 080911

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Growth Engines

1	BUSINESS MODELS END MARKETS PRODUCT CATEGORIES

I Expand

1	Geographies

Global Accounts & Construction Communications

2	Customers

Integrated Supply & Security

3	Focus Markets

Global Accounts

Provides comprehensive

05Aug11 18:45II Enrich supply chain solutions to Government Fortune 1000 and other multi-site companies for

Products Lighting & 4 their MRO, OEM, and and Services Sustainability capital expenditure needs

5	New Markets

Integrated Supply Utility

Provides turnkey outsourcing solutions Page 11 III Drive for MRO and OEM procurement and other Wire & Cable

6	M&A Agenda supply chain needs

International

…improve our position in core markets while expanding through acquisitions

TAKING ACTION. DELIVERING VALUE.

Margin and Productivity Initiatives

Priorities:

Six Key Initiatives

III

Drive

Marketing

• Demand creation programs

Operational

• Brand management

Leadership

• Dedicated specialists

Excellence

Sales

• LEAN initiative for sales

Marketing and

• Sales, territory and account management

Management

• Solution selling and sales training

Sales Effectiveness

Sourcing

• Category management

• Volume leveraging

Sourcing and

Effectiveness

8

Inventory optimization

Pricing Effectiveness

Pricing

• Price increase processes

• Special pricing and rebate management

Effectiveness

•

9

Margin Kaizen events

Service Excellence

Service

• Voice of customer

• KPI deployment and goal setting

Excellence

•

e-Business

10

Talent Management

Talent

• Talent management process and programs

• WESCO University

Management

• High performance culture

LEAN is our foundation for operational excellence

7	WESCO Investor Day 2011 Engel 080911

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One WESCO

001 Value Proposition

One WESCO Progress

• Customers: emphasizes the

1.

One WESCO “branding”

full range of WESCO products,

deployed

services, and solutions

• Suppliers: emphasizes the increase

2.

Sales rep, product specialist, and local

in sales to be gained by

branch collaboration for key customers

supporting One WESCO

3.

Combined operations in select geographies

initiatives

05Aug11 18:45 • Employees: emphasizes the benefits

4.

Specialized training conducted via

of working together as one team

WESCO University

with all efforts integrated and

5.

Extension of core capabilities across branch

focused on the customer

network (lead generation and qualification,

Why One WESCO

integrated supply)

• Improves competitiveness

6.

Incentive and commission plan

• Extends leadership position

adjustments to promote teamwork

• Enables superior customer offering

• Strengthens supplier relationships

All translating into

• Expands employee opportunities

One WESCO customer wins

• Improves shareholder returns

integrating our multi-company heritage into one operating company

8	WESCO Investor Day 2011 Engel 080911

One WESCO Product and Services Portfolio

• Automation and Control

• Broadband Communications

• Data Communications

• Electrical

• Electromechanical

• Electronics

• Industrial MRO and

Consumables

• Lighting

• Network and Physical

Security

• OEM

• Solar

• Utility

• Wind

• Wire and Cable

…comprehensive supply chain solutions for our customers

9 WESCO Investor Day 2011 Engel 080911

Acquisition Strategy

Growth Framework

Acquisition Targets and Process

05Aug11 18:45

Highly fragmented industry with many

Acquisition strategy is focused on:

profitable niches

• Expanding product and service

Acquisition engine restarted in mid 2010

portfolio

Acquisition target pipeline at record level

• Targeting core and new markets

Dedicated WESCO resources in-place

• Strengthening geographic position

We are building on our track record of

• Improving overall financial metrics

35 acquisitions which added over $2B in

revenues from 1995 through mid-2011

…adds capabilities, revenues, and profits

10 WESCO Investor Day 2011 Engel 080911

Business Priorities and Financial Objectives

Business Priorities

Opportunity for Significant Value Creation

1. Take share

2. Expand margins

TODAY

TOMORROW

3. Strengthen portfolio

Market-Focused

One WESCO

4. Build high performance culture

Branches

National Accounts

Global Accounts

Long Term Financial Objectives

LEAN and

Complete

05Aug11 18:45

Integrated Supply

Supply Chain

•

Grow faster than the market and

strengthen business through acquisitions

North American

Global

Centric

• Maintain industry leading cost structur

•

Expand operating profit and margins

•

Generate strong operating cash flow

Fortune 500 company with

through the cycle

market leadership positions,

Provide superior investor returns

a balanced portfolio of businesses,

and an operational excellence culture

Targeting 20-25% annual

net income growth

… focused on shareholder value creation

11 WESCO Investor Day 2011 Engel 080911

WESCO Evolution

Current

Vision

Customers and Markets

“Expanding Blue Chip Customer Base”

“Supply Chain Solutions Company”

• End Markets

Industrial, Construction, Utility, CIG

Vertical market expansion

• Industry Leadership

North America

Undisputed #1 market positions

• Geographic Footprint

North American Base with Int’l expansion

Improved global mix

• Customer Satisfaction

Improving

Customer loyalty

Product and Service Portfolio

• Product and Service Categories

Electrical plus industrial, some services

New product and service categories

• Supplier Relationships

Strong partnerships

Supply chain partner of choice

LEAN: Continuous Improvement

Maturing and expanding

Self-initiated in all locations and groups

05Aug11 18:45

Talent and Culture

Strong and deep team

Industry leader and “employer of choice”

Extra-effort employees

One WESCO team

Marketing, Sales & Service

Competitive advantage

Competitive differentiator

IT and e-Business

Significantly enhanced

Competitive differentiator

Acquisitions

Faster pace and larger sizes

Value Creation

2011 Expectations

• Sales $6B+

Stretch Goal: double-digit sales growth

• EBIT % 5.1%+

Back to 6%, then to 8.0%+

• Free Cash Flow

Approximately 80% of net income

~ 90% net income through economic cycle

• EPS

$3.65+

Commensurate with net income growth

• Cost Structure

Low cost leadership

Maintain low cost leadership

• Capital Structure

~2.5x leverage

2.0 to 3.5x leverage

…strong company, excellent value creation opportunity

Engel 080911

TAKING ACTION. DELIVERING VALUE.

217963-001

05Aug11 18:45

Sales, Margin, and Operations

Steve Van Oss

Senior Vice President and Chief Operating Officer

Operating Priorities

Sales growth

Enhance low cost position –LEAN

• Organic

• Sales

Above market growth

• Operations

Execution of growth engines

• Supply Chain

Capacity and capability

• Administration

expansion

05Aug11 18:45 • Acquisitions

Strong cash flow through the cycle

Product and geographic

• Working capital productivity

expansion

• Capital expenditure management

Bolt on / market relevance

• Strong net income

Gross margin expansion

Page 19 • Pricing actions

• Sourcing and purchasing initiatives

• Compensation

• Culture

…focus on profitable growth

Van Oss 080911

Growth Engines – Status and Opportunities

Status

Status

• Record backlog

• Increased sales and marketing

• Adding new locations

resources

• Favorable trends in data

• Sustainability and LED technology

Communications

Lighting &

are catalysts for future growth

centers, security, and mobility

& Security

Sustainability

$0.6B sales run rate

$1B sales run rate

Marketing initiatives

Opportunities

Leverage Global

Opportunities

centered on lighting

• $19B addressable market

Accounts

• Over $10B market opportunity

and sustainability

Expand geographic

solutions

• Lighting solutions provider of

• 10-20% sales CAGR

footprint

choice

Dedicated resources

Data centers (data

• Global expansion

with lighting focused

• Continuous above market growth

plus electrical products)

branches

05Aug11 18:45

LED technology shift

Status

Status

• Record backlog

• Effectively serving public power,

• Investment in inventory, facilities,

investor-owned utilities, and

and personnel in attractive

alternative energy markets

• Returning to growth in 2011

International

Utility

Opportunities

Opportunities

Expand scope of supply

• Over $10B addressable market

Migration from National

to Global Accounts

• Support our key customers

to Investor Owned

• 5-10% sales CAGR

Expand global footprint

globally

Utilities and Public Power

• Undisputed leader

in conjunction with

• 15-25% sales CAGR outside of

Comprehensive offerings

customer opportunities

for transmission, substation

North America

and alternative energy

Invest and take share

in Canada

Growth Engines – Status and Opportunities

Status

• Leadership position

• Small share position in large

• Serve majority of Fortune 500

fragmented market

customers

• $0.4B opportunity pipeline

Global Accounts &

Government

• $2.4B+ opportunity pipeline

• Adding sales resources

Integrated Supply

• Encompasses over 1/3 of

Opportunities

Fortune 1000 focus

WESCO’s sales

One team of WESCO

government resources

• Over $15B addressable market

Sell all WESCO

products and services

Opportunities

Dedicated stimulus

• 10%+ sales CAGR

Capture new

• Expand account base globally

team remains in place

• One WESCO solutions for

customers and expand

government customers

05Aug11 18:45

with current customers

• Double-digit sales CAGR

Status

Status

• Challenged end markets

• Product category expansion

• Growing backlog (up double

• Opening new facilities

digits)

• $1B+ sales run rate

Construction

Wire & Cable

• $2B+ sales run rate

Opportunities

Opportunities

• Broaden product offerings with

Apply Global Accounts

Expand footprint and

model to contractors

• Deeper penetration with EPCs

inventory position

local inventory

Construction project

and Contractors

Dedicated regional

• 10%+ sales CAGR

management services

• Global expansion

and local resources

LEAN application

• Continuous above market

across construction

life cycle

growth

…support above market sales growth

Marketing and Sales Initiatives

Marketing … Demand Creation

LEAN for Sales … Sales Execution

Perpetual Sales Development

• Joint Calls

• Direct Mail and Trade Shows

• Pipeline Management

• Solution Selling

Sales Management Control

Daily Rally for Sales

• Sales Call Management

• Daily Branch Team Meeting

• Sales Effectiveness Training

• New Business Opportunities

• Territory Management

• Quotation Status Review

• Sales Recruiting and

• Sales Success Stories

05Aug11 18:45

Development

Customer Sales

LEAN Processes and Systems

Kaizen Events

• Systems and Application Training

• Prospecting

• WESNET Enhancements

• Supplier Involvement

• Error Reduction

• Recovery and Retention

• Cycle Time Reduction

• LEAN Value Creation

…focus on demand creation and consistent growth

TAKING ACTION. DELIVERING VALUE.

Sales Capability and Capacity Expansion

Investing in Sales

- 3,100 sales and sales management personnel, an increase of 12% over the last year
- Highly productive sales force
- Capacity expansion to support above market organic sales growth:
  - Productivity 4-6%
  - Personnel additions 4%+
- College recruitment program
- Sales training and development
- Customer Relationship Management software implementation

Expanding Locations

New and Acquired

	2009	2010	2011E
Industrial / Construction / Utility	4	10	13
Data and Broadband Communications	7	36	4
Total	**11**	**46**	**17**

- Greenfield openings and acquired company locations strengthen our position
- Expansion will continue and is expected to add to market share capture going forward

…drives profitable growth

6 WESCO Investor Day 2011
Van Oss 080011

Components of Gross Margin

Product Margin

(selling price minus product cost)

• Transportation costs

• Customer and supplier cash discounts

• Supplier rebates

• Inventory adjustments

Gross Margin

…are each available for improvement

Gross Margin Expansion

Gross Margin % of Sales

Going forward, targeting at least

20.4%

15 to 25 bpts per year

20.0%

gross margin expansion driven by:

19.7%

19.5%

Pricing actions

Sourcing and purchasing

initiatives

Operational improvements

17.6%

10 year range

2009

2010

2011

(2000-2010)

expectation

…driven by pricing, sourcing and operational improvements

Pricing Actions

Priorities

• Pricing categorization and optimization

• Price increase management

• Customer rebate management

• Robust pricing tools and systems

Initiatives

• Customer class price points

• List and discount vs. cost plus price models

• Dynamic order suspension

• Enhanced freight recovery

• Inside sales incentive program

• Variable sales commissioning structure

• Investment in pricing talent and expertise

…focus on gross margin expansion

Sourcing and Purchasing Initiatives

Priorities

• Volume leveraging

• Maximize utilization of preferred suppliers

• Customer specific supplier price negotiations

• Category management

Branch Region Global

• Inventory optimization

• Excess and obsolete inventory reduction

• Improved fill rates and customer service metrics

Initiatives

• Category management actions

• Regional procurement optimization

• Corporate, group, and region supplier rationalization

• Expanded utilization of special pricing allowances

• Supplier rebate expansion

• Investment in sourcing talent and expertise

…focus on gross margin expansion

Operational Improvements

LEAN Applications to Operations

Warehouse

Transportation

Customer Service

• Continuous evolution since

• Focus on fleet efficiency,

• One WESCO facilities

launch in 2003

routing, demand balancing

(operational synergies)

• Focus on productivity, capacity,

and service

• Distribution center and

organization and customer service

• Systematic freight expense

branch optimization

• Hands-on application of LEAN

recovery

•

Robust service metrics

tools

• Transportation synergies via

05Aug11 18:45

Availability and fill rates

• Enterprise-wide focus via “teach

branch network integration

Voice of the Customer

and do” workshops

• Enterprise-wide deployment

• Successful completion of 400+

Kaizen events

…support sales growth and gross margin expansion

Gross Margin Improvement Pilot

Scope

Mid-Year results for 12 branches

• 12 branches

• Sales up 16%;

34% Construction

– 32% OEM

Operating profit up +200 bpts

22% Industrial

– 12% CIG/Utility

• Product margin run rate improvement

• $112M annual sales

3	branches: greater than 250 bpts

Approach

4	branches: between 140 and 190 bpts

• Comprehensive program

4	branches: between 10 and 100 bpts

Pricing –improve price, protect cost

Purchasing –lower cost

1	branch: down 90 bpts

Activity-based costing

Further Opportunities

Compensation

• Supplier rationalization

Systems and reporting

• Distribution Center and branch

Culture

optimization

• Daily measurement and ranking

• Compensation structure enhancement

• Sales desk training

• Additional talent upgrades

Challenges

• Unprecedented supplier price increases

• Margin compression in challenging end markets

• Non-residential construction competitive landscape

…initial results reflect margin expansion

Summary

• Execution of our growth engines and

increased investments in sales and

marketing have resulted in profitable

above market results

• Gross margin expansion

opportunities are expected to

translate to higher operating margins

• LEAN operational improvements

support investments in new facilities

while maintaining strong operating

profit pull through

TAKING ACTION. DELIVERING VALUE.

Communications and

Security

David Bemoras

Group Vice President and General Manager

Data and Broadband Communications

Mission Statement

Last 5 Years

To become a Global Leader in value-

• WESCO data communications sales were less than

added distribution and supply chain

$100M, approximately 2% of sales, in 2006

services specializing in communications

• Acquired Communications Supply in November 2006

and security infrastructure solutions for

• “Branch within a branch” expansion strategy added 26

enterprise and broadband

new locations through 2010

communications.

• Acquired TVC in December 2010

Communications Solutions

• 2011 first half sales run rate exceeds $1B,

approximately 18% of sales, establishing a significant

A wide range of customer applications are

position in North America

supported:

Future Direction

• Voice and data communications

Current

Future

•

Security, surveillance, and access control

80 locations

Additional locations

• Data centers

North America based

Globally enabled

• Intelligent buildings

Multiple ERP platforms

Common ERP platform

• Broadband networks

Strategic accounts

Global accounts

• Wireless communications

400 sales people

Additional sales people

• Audio and video

Branch network

Branch and distribution

• Smart grid

center network

…provides excellent growth opportunities for WESCO

Attractive Global Markets

Enterprise Networks

Broadband

Security

Headend

16%

IP Surveillance

Drop

8%

Data Centers

Tools & Test

Equipment

Customer

Access Control

Enterprise DAS

Premises

Equipment 8%

13%

Enterprise Cable

11%

Outside Plant

and Connectivity

Analog Surveillance

73%

46%

64%

Sources: BSRIA, annual reports, ABI research, ExeTechConsulting, TE Connectivity

Sources: TVC

Sources: IMS Research

$7B+ Market Opportunity (estimated)

$2.5B+ Market Opportunity (estimated)

$11B+ Market Opportunity (estimated)

•

Fragmented distribution channel

• Estimated available opportunity for

• Distribution channel becoming more

•

Estimated market CAGRs

Americas $1.2B+

important to security internet protocol (IP)

Data Centers 10%

• Canadian and Latin American distribution

manufacturers

Enterprise DAS 10%+

opportunities are expanding

• Estimated CAGR

Enterprise Cabling 5%

IP Surveillance 20%+

• Estimated CAGR of 5% in U.S.; higher

•

Bandwidth intensive applications driving

Analog Surveillance flat to slightly down

outside

demand for products and services

Access Control 5%+

Page 33 Customers

Customers

Customers

•

Contractors

• Cable TV Operators

• Security Integrators

•

Fortune 1000

• Telcos

• Contractors

•

Government

• Contractors

• Fortune 1000

•

Healthcare and

• Resellers

• Government

Education

• Healthcare and Education

TAKING ACTION. DELIVERING VALUE.

Key Market Trends Favor WESCO

Key Market Trends

1. Video EVERYWHERE
2. Data center capacity limitations
3. Cloud computing and virtualization
4. Mobility and accessibility
5. Continuous, real-time surveillance and storage
6. Security and cyber terrorism prevention
7. Globalization including broadband accessibility

WESCO Position

- Management expertise and domain knowledge
- Supplier advocacy and preferential support
- Industry-leading demand creation marketing programs
- Cost-effective global geographic expansion capabilities
- Broad product and services offering
- Diverse customer base
- M&A capacity and capability
- Limited competitive landscape



Business and consumer consumption of bandwidth technology and increasing security demands will continue to stimulate capital investment

…driven by a digital world which is rapidly accelerating

4 WESCO Investor Day 2011 Communications 080911

Extensive Communications Product Portfolio

Broadband Communications

Data Communications

Product Category & Description Products Product Category & Description Products

Signal Origination •Satellite Receivers Network Cabling & Connectivity • UTP & STP Cable

•Processors • Fiber Optic Cable

Head-end and central office equipment used •VoIP Equipment Products that are used to connect one device • Patch cords

•VOD Equipment • Connectors

to receive and process signals for to another, with the purpose of sharing data • Patch Panels

•Advertising

transmission Insertion across the network • Pre-Terminated

Systems

Plant • Cable (coax, copper, fiber) Racks, Cabinets & Cable Management • Server Cabinets

• Pole Line Hardware • 2 & 4-Post Racks

• Line Splitters & • Network Cabinets

The main delivery system used to carry the The physical containment devices used to

Nodes • Ladder Racks

signal from the point of origination to the main • Conduit hold network electronics and to manage the • Cable Trays 05Aug11 18:45line (can be aerial or underground) • MaxCell routing of network cable • Cable Organizers

Drop • Splitters Wireless & Local Area Network Equipment • Distributed Antenna

• Drop Cable Systems (DAS)

• Drop Hardware • Access Points

The point at which the signal branches from Systems used to transmit and/or convert data

• Connectors • VoIP & KVM

main line and terminates at the customer • Jumpers in the local area network Switches, PoE premises • Network Monitoring

• Media Converters

Customer Premises Equipment • Modems • Set-Top Boxes Power & Protection • UPS

• Remotes • Installation Kits • Surge Suppressors

Products that are used to supply, protect, • Power Strips Products used to carry the signal inside the

•

Installation Supplies & Test Equipment • Hand Tools Security • IP & Analog Cameras

• Ladders • Video Software

Products used to install, test and repair all • Signal Level Meters Solutions comprised of a combination of • Access Control

• Batteries software & hardware designed to limit the • Fire/Burglar Alarm system components • Monitors

• Spectrum Analyzers

exposure of a facility or computer network to • Servers

• Test Tone Generators

access from undesired sources • Mass Notification

Strategic Plan ??Drivers of Growth

Security Everywhere Specification Selling Team Solutions and International

Core offering in all • Win the “race” to the end • Low-cost market • Global Accounts Focus WESCO locations user penetration • Viable “alternative” for Global footprint • Increase supplier • Service excellence U.S. based global One WESCO advocacy • Increase customer customers

• Increase margins touches • Leverage supplier

• Business Development • Margin improvement partnerships teams

Outside Plant Service Product Line Acquisition Solutions Excellence Expansion Strategy

Leverage TVC portfolio • Distribution Centers • Address growth trends • Product line expansion Maxcell growth • LEAN culture • Support solution selling • Geographic reach ONE WESCO approach • Superior customer • Leverage domain • Local market experience knowledge strengthening

• Proprietary offerings • Deepen supplier partnerships

Strategic Plan and Execution

• Offense-minded, empowering, “play to win” culture

• Specialized and dedicated resources (global accounts, government, utility, security, data centers)

• Developing and promoting proprietary value-added solutions

• Dedicated end-user, specification-driven sales teams

• Centralized lead generation and qualification team

• International expansion

• Focus on strengthening the communications ecosystem

Success Stories

Financial Services Company International Furniture Store Retailer

Data Center Consolidation IP Surveillance Solutions

Initial contact made when customer inquired Introduced Canadian-based security about WESCO data center offering integrator to FTLportal.com

Planned to consolidate 20 small data centers Customer inquired about utilizing bundled into single 25,000 sq. ft. facility approach to internet protocol (IP) surveillance

Relationship over past 8 years built credibility Required complete deployment for 3 locations with IT management staff with 90 days

Customer did not look at any other distribution Developed integrated “rack & stack” solution options due to WESCO “one-stop” shop offer, that delivered consistent results across project began in mid 2011 multiple locations

Sold the entire portfolio: grounding, PDUs, Quality of solution has opened up doors for fiber and copper, cabinets, racks, etc. more locations and product sets

Summary

Market trends favorable for strong communications

• Integration of acquired businesses with single go-to-market strategy

• Data communications portfolio access for all WESCO branches 05Aug11 18:45• LEAN practices that drive internal and external value

• Acceleration of international growth by providing the viable alternative

• Expansion of value-added product lines, services and marketing programs to support customer needs Page 39 and total solution delivery

Lighting and Sustainability

Andrea Hogan

Regional Vice President and General Manager

Lighting Overview

• The U.S. Department of Energy reports that lighting represents 30% to 50% of the energy used in most commercial and industrial facilities

• 80% of the existing commercial buildings in the U.S. have lighting systems that are 20 years old or older

• Significant opportunity exists for cost reductions using new technologies

• Innovation in lighting and lighting controls significantly reduces energy consumption and CO2 emissions

Lighting Market Trends and Drivers

Sustainability Legislation and

Product Innovation Requirements Emphasis Rising Energy Costs

LEED • Federal, state, local, • Energy efficient • Reduction in energy Green building and utility programs to product options: Linear usage and maintenance strategies and codes promote lighting Florescent, Induction, costs upgrades LED • Energy management Reduction in energy consumption of • Rising energy costs • Total light management services building systems • Environmental safety controls solutions • Full turnkey capabilities and compliance • Longer product life and • Supply chain optimization CO2 reduction reduced maintenance efforts, corporate • Building and lighting • Limited capital budgets carbon footprint code compliance costs reduction initiatives • Global manufacturers • Quick ROI pay back

• Legal restrictions on

Corporate social the manufacture of entering market (LG, responsibility non-energy efficient Toshiba, Panasonic) products

Solid State Lighting Technology is Here to Stay

LED Forecast

LED Transformation Drivers

•

LED spend estimated to reach $100B annually

• Superior energy savings

worldwide by 2015 with following global mix

• Long life and reliability

-

North America 40%

• Quality of light experience

-

Europe 33%

• Expanding ability to meet application

-

China 21%

requirements

-

Japan & Row 6%

• Attractive ROI for certain applications

•

Estimated that by 2015 LED lighting

05Aug11 18:45

applications will account for 50% of the total

lighting industry.

Leading Manufacturers

Traditional

New Players

Acuity

Cree

Cooper Lighting

LG

GE Lighting

Panasonic

Hubbell Lighting

Samsung

Osram

Sharp

Philips

Toshiba

Key Drivers of WESCO Lighting Growth

Opportunity to

Industrial

OEM

Utility

expand lighting

• Global accounts

• One WESCO

• Street lighting

portfolio

• Upgrades and retrofits

• Integrated supply

• Outdoor lighting

• ESCOs

specialists

• Daily upselling

Goal of consistent

• Relampingopportunities

double-digit

sales growth

Construction

Institutional & Government

05Aug11 18:45

• Stimulus/ARRA

• Institutional

$550M+ first half

• EPCs

• Stimulus/ARRA

annualized sales

• Design build

• Global account penetration

run rate (~10% of

• Green construction

• Healthcare

• National homebuilders

• Education

WESCO portfolio)

• ESCOs

Key actions to capture new construction and retrofit opportunities

WESCO lighting

Open additional WESCO

WESCO lighting

Global Accounts

“centers of

Lighting solution centers in

solutions team

penetration

excellence”

selected areas

…impact all end markets and customer groups

Marketing Programs

Marketing Programs

Global Account, First Tier Automotive

• Specialized lighting

Lighting Audits Pay Off

catalog and market

segment brochures

• Supplier promotions and

incentives; renovation

sales blitz campaigns

• “In the Spotlight” monthly

•

WESCO worked with Global Account

lighting newsletter

ESCO Partner

•

3.5M ft2 and50,000 fixtures to be

upgraded

Strategic Lead Acceleration Program (SLAP)

•

WESCO drove lamp and fixture

• Government

• 850 companies

product specification

• Education

received kits

•

WESCO and ESCO performed

• 330 meetings

extensive lighting audits to develop

• Property Management

ROI analysis

scheduled

• Construction

•

Lighting upgrade project has attractive

• 10 agreements

financial payback, cost savings, and

• Hospitality and Retail

signed for $90M

energy demand reduction

over 3 years

WESCO Lighting Solutions Centers

Boston, home of first center,

Facility available for:

opened May 2011

• Customer meetings and training

• The WESCO Lighting

• Trade Associations

Solution Center provides a

• New Global Accounts roll-out meetings

“hands on” experience

• Supplier meetings and training

• Application vignettes are

•

Employee training

featured, allowing customers

the opportunity to

• Featuring additional One WESCO products,

(i.e. datacom, power distribution, security, etc.

experience lighting in an

environment that mirrors

their own facilities

• Additional features include a

training area, lamp and

ballast room, and other

technical and training tools

First of its kind in distribution!

Featured Application Areas at the Lighting Solution Center in Boston

Classroom / Office Hospital Lighting demos Retail

Summary

• Lighting is a very large addressable market with attractive growth characteristics

• Energy efficiency, sustainability, legislation, product innovation, and new technologies are catalysts for future growth

• WESCO marketing and sales initiatives are focused on providing complete and sustainable lighting solutions

International

Les Kebler

Group Vice President and General Manager

International

1. Focus on large, growing

WESCO Offering

international areas

Comprehensive portfolio of products

2. Global accounts

and services

3. Global sourcing

• Electrical (all standards)

International

4. In-country business

• Maintenance, repair and operating supplies

development

All geographies

• OEM direct materials and value added

outside U.S. and

5. Globally enabled product

assemblies

Canada

and service platforms

• Capital project material management

• Communications and security

• Integrated Supply

WESCO International Opportunities

Customer Value Proposition

Industrial &

Direct

Global

• Decades of experience; Westinghouse legacy

Electrical

+

Material

+

Capital

MRO

• Fully integrated operations

(OEM)

Projects

• Broad geographic coverage

• Flexible business model

• Global supply chain services

• Partnership with world class manufacturers

• Industry leading Global Accounts program

…investing in our international customers

2

WESCO Investor Day 2011

International 080911

Positioning to Capture Global Growth

Global Trends

Global Opportunities

WESCO Positioning

• Extensive investment in

• Geographic expansion

oil, gas, metals, and mining

• Vertical market focus

• Major infrastructure

• Extensive multi-country

development underway in

project experience

numerous countries

Emerging Market Growth

• Global sourcing capability

• Customers and suppliers

seeking global partners

• Customer and supplier

partnerships

• Connectivity and

secure networks and global

• Extensive communications,

data center build-outs

security, and broadband

continuing

offerings

Investment in Infrastructure

• In-country resources

• Supply chain integrity

• Low-cost country sourcing

Globalization

…new markets and global customers

3

WESCO Investor Day 2011

International 080911

WESCO’s International Profile

WESCO’s commercial presence

$300M estimated

outside the U.S. and Canada includes:

2011 sales outside

U.S. and Canada

• Angola

• Czech Republic

• Saudi Arabia

• Australia

• England

• Scotland

• Brazil

• Mexico

• Singapore

• China

• Nigeria

• United Arab

• Chile

• Poland

Emirates

…expanding with customers in growing regions

New and Expanded International Locations

Mexico

Singapore

United Kingdom

Australia

United Arab Emirates

China

Over the last four years

WESCO Investor Day 2011

International 080911

Strengthening Our Globally Enabled Platforms

• Ability to provide a wide

• Expanding internationally

range of MRO material and

• Region/local technical

OEM solutions

expertise and inventory

• Fortune 1000 customer base

• Dedicated data center team

Global Accounts

Communications

and Integrated

• Increasing customer needs

and

•

Single destination for a wide

Supply

for international location

Security

array of data communications,

support

security, and broadband

• High touch business model

solutions

• EPC Centers of Excellence

• Integrated U.S. Government

• Proprietary project

sales team

management software (RPM)

• Expanding programs into

• Extensive experience

EMEA and Asia Pacific

Global

Government

Construction

executing challenging global

• Providing support to U.S.

Projects

projects

Government contractors

• Global sourcing

globally

• Sharing best practices

…leveraging a unique WESCO value proposition

WESCO Investor Day 2011

International 080911

TAKING ACTION. DELIVERING VALUE.

Success Stories

Engineering, Procurement, & Construction (EPC):

Capital Project Management

• Multi-billion dollar refinery expansion

• Sourcing from five countries

• Application of proprietary project

management software

• JIT inventory management

• WESCO personnel on site in Asia

• Approximately 20% cost savings

Multi-National Manufacturing Company:

Global Accounts

• Providing electrical and non-electrical

MRO materials

• Procurement services

• Supporting 10 locations in the U.S.,

Europe, Africa, Asia, and China

• Participating in large global projects

leveraging WESCO proprietary software

7	WESCO Investor Day 2011 International 080911

TAKING ACTION. DELIVERING VALUE.

8	WESCO Investor Day 2011 International 080911

Summary

• WESCO is investing in international,

focused on large, growing regions

• Global trends support our growth objectives

• Executing an integrated operating model

with globally-enabled product and service

platforms

• Serving customers and suppliers who are

increasingly seeking well capitalized, large

global supply chain partners

217963-001 05Aug11 18:45 Page 56

TAKING ACTION. DELIVERING VALUE.

Utility

Andy Bergdoll

Group Vice President and General Manager

TAKING ACTION. DELIVERING VALUE.

Utility Market Overview

Generation Transmission Substation Distribution

Utility Power Chain Segments

Utility Customers

• 3,000 Public power utilities (municipals and cooperatives)

• 100 Investor owned utilities (IOUs)

• 700 Generation plant sites

• 60 Utility contractors

Customer Challenges

• Increased reliability expectations

• Increased cost pressures

• Public policy uncertainty

• Shift in work and spend profile to projects

• Resource turnover and staffing constraints

Customer Opportunities

• Unprecedented supply chain flexibility

• Generation MRO sourcing

• Transmission investment

• Smart grid investment

• Renewables investment

Total annual spend: $80B to $100B (U.S.)

WESCO addressable spend: $8B to $12B

WESCO run rate: $600M to $700M

2	WESCO Investor Day 2011Utility 080911

Utility Power Chain: Generation and Transmission

TAKING ACTION. DELIVERING VALUE.

	Generation 	Transmission 
Overview	• $40B to $50B annual spend in U.S. • >1.0M MW capacity ~700 major sites ✓ Coal / oil ~50% ✓ Gas ~25% ✓ Nuclear ~20% ✓ Renewables ~5% • Owned by IOUs (70%), non-utility entities, public power	• $15B to $20B annual spend in U.S. • National high voltage network – 365k miles • Complex system – 69kv to 765kv – Nine independent system operators • Owned by IOUs (80%), transmission companies, public power, and government
Market Trends	• Carbon / EPA driven upgrade projects • Pending coal retirements • State renewable portfolio standards • Operating cost pressures	• Projects driven by capacity constraints, reliability, and renewables integration • Right of way and cost allocation issues • $72B major project pipeline – favorable ROI
WESCO Position	• Plant level supply of core electrical products • Corporate level industrial and electrical MRO alliances • Outage support services, including nuclear • Construction project services	• Hardware scope in IOU alliances • Major project bid support and material packaging for utility contractors • Project and logistics service provider
WESCO Opportunity	• $2B to $3B addressable spend • Materials supply on coal plant upgrade projects • Materials supply and project services for new Gas plant, Wind, and Solar construction projects • Integrated supply programs for MRO materials	• $1B to $2B addressable spend • Utility contractor national account program • Alliance account scope expansion • Project materials management and logistics services expansion

3 *WESCO Investor Day 2011*

Utility 080011

TAKING ACTION. DELIVERING VALUE.

Utility Power: Substation and Distribution





	Substation	Distribution
Overview	• $3B to $5B annual spend in U.S. • Decentralized infrastructure ✓ 450K high voltage stations (transmission) ✓ 1M medium voltage stations (distribution) • Owned by IOU(85%) and public power	• $25B to $30B annual spend • Metered system – overhead and underground ✓ 120 IOUs (122M meters) ✓ 1,000 CoOps (18M meters) ✓ 2,000 Muni's (22M meters)
Market Trends	• Spend driven by aging infrastructure ✓ 70% power transformers >25 years ✓ 60% circuit breakers >25 years • Investment in reliability, efficiency, security, and automation projects (smart grid focus)	• Spend driven by maintenance and storms; grid expansion spending remains low • Advanced meters, automation (smart grid focus) • Increase in demand for supply chain services
WESCO Position	• Hardware supply to utilities • Materials and packaging services for utility contractors for system and renewables • Manufacturer's rep to suppliers • One WESCO – communications plus security products	• Leading national distributor to public power • Leader in alliance and integrated supply programs • Core supplier partnerships across all categories • One WESCO service models, branch infrastructure, product category expertise
WESCO Opportunity	• $1B to $2B addressable spend • Core product share growth • Product scope expansion driven by automation and security projects • Project materials management and logistics services expansion	• $4B to $6B addressable spend • Core product share growth • Product and service scope expansion • Distribution automation project support • Supply chain services and integrated supply

4 *WESCO Investor Day 2011*

Utility 080911

Smart Grid Evolution

Market Adoption

…provides substantial opportunities for WESCO

Advanced Metering

Infrastructure

Source: Utilimetrics

217963-001 05Aug11 18:45 Page 61

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5	WESCO Investor Day 2011

Renewables Opportunities:

Wind and Solar

Market Opportunity in U.S.

• Renewable energy demand driven by state

renewable portfolio standards – up to 30% by 2020

? U.S. wind capacity is projected to grow 50%

from 40K MW to 60K MW by 2020

? U.S. solar capacity (utility scale) is projected to

grow from 1K MW to 10K MW by 2020

? $2B to $5B addressable spend over next

decade

• 6-10K MW of new commercial/residential installs

projected over the next decade – $10B to $20B

WESCO addressable spend

Market Trends

• Strong Project pipeline (20K MW wind and 25K

MW solar)

• Transmission constraints, dispatch characteristics,

low natural gas prices and siting issues impact

renewables project development

• Wind development still active: 5K MW wind

installed in 2010 versus 10K MW in 2009

• Solar development remains strong – 350 MW of

new capacity in 2010, 1K MW under construction

in 2011

6	WESCO Investor Day 2011

Industry Participants

• Utilities – power purchase agreements or direct

ownership

• Developers and system owners

• Utility contractors – balance of plant procurement

• Manufacturers provide turbine, solar panels, controls,

traditional utility and electrical product suppliers

• Packagers and distributors

WESCO Strategy

• Global account strategy with utility and electrical

contractors, and solar installers

• Alliance strategy with utilities and developers

• OEM relationship with manufacturers for project

packages

• MRO inventory services strategy for wind farms

• Targeted marketing campaigns, specialized sale

WESCO Utility Business Models

Generation Supply Chain

Industrial and electrical MRO, 2nd tier

distribution, direct spend

Fleet level sourcing and logistics

Outage support services

site material management

Standardization and substitution programs

Integrated supply

Power Delivery Supply Chain

• Pole line hardware, transformers, cable, lighting,

tools, safety, etc.

• Dedicated local service plus national inventory

and logistics network

• Emergency response programs

• Functional outsourcing

• Savings and continuous improvement programs

• Integrated supply

Generation Project Services

Bulk electrical material take-off services

Sourcing and logistics for electrical and MRO

Site materials management

Cable management programs

Materials requirements management

T&D Project Services

• Engineered bills of material, specification

and schedule validation

• Sub-assembly fit-up, kitting and marshaling

• Site materials management

• Materials requirements management

Operations

and

Maintenance

WESCO

Addressable

Spend

$8B to $12B

Major

Projects

7	WESCO Investor Day 2011

Utility 080911

TAKING ACTION. DELIVERING VALUE.

WESCO Integrated Supply Chain Services

Inventory

Management Procurement Expediting Transaction

Management

Warehouse

Operations

• Strategic Sourcing

• Category Plans

• Bid Management

• TCO Evaluation

• Product

Standardization and Rationalization

• Contract

Management

• Market Price

Indexing

• Integrated

Demand Planning

• Inventory

Optimization

• Network

Optimization

• VMI Programs

• Lobby Stock and

Job Trailers

• PO Execution

• Supplier

Performance

Management

• System

Integration

• eProcurement

Tools and

eCatalogs

• Inbound Freight

Management

• Order and

Shipment

Tracking

• Shortage Reports

• Expedited Freight

Evaluation

• Need Date

Management

• Invoice

Automation and

Processing

• Mismatch

Resolution

• Receivables

Processing

• Cash

Reconciliation

• Supplier Payment

• Metrics and

Reporting

• Warehouse

Management and

Operation

• Lean

Warehousing

• Kitting and Sub-

Assembly

• Cross-docking

• Labor Outsourcing

• Logistics

Management

• Route

Optimization

• Shipment

Consolidation

• Delivery and

Back-Haul

• Job Site

Deliveries

WESCO Service Offerings

Integrated Supply Services Applications

Core WESCO

product scope

2nd tier distribution scope

(non-core to WESCO)

Direct spend, OEM spares,

major equipment, etc.

Major projects /

contractor spend

8	WESCO Investor Day 2011

Utility 080911

TAKING ACTION. DELIVERING VALUE.

Recent Success Stories

Generation

Supply Chain Services

• MRO RFP issued to more than 300

suppliers (distributors and manufacturers)

• WESCO developed an alternative bid for

Integrated supply business model and was

engaged to perform a supply chain

assessment

• WESCO awarded MRO integrated supply

program with responsibility for managing

more than $100M annual spend, 50K items,

and 4K legacy suppliers

• Service model engaged 12 second tier

distributors and a centralized order

fulfillment center/cross dock to service over

50 customer sites

Transmission

Project Services

• Utility experienced material

logistics problems

• Contractor awarded project

for 100 miles of 345Kv

transmission line

• WESCO awarded $18M

material and services contract

to manage contractor and

owner furnished materials

TAKING ACTION. DELIVERING VALUE.

Summary

The Utility market is large and undergoing

significant changes which are creating

excellent growth opportunities for WESCO

• WESCO’s core competencies are closely

aligned with our customers’ investment

priorities

• WESCO has share growth opportunities in

all sectors of the utility power chain

• WESCO is the recognized utility industry

leader in integrated supply programs and

Utilities are placing an increasing value on

these services

10 WESCO Investor Day 2011

Utility 080911

TAKING ACTION. DELIVERING VALUE.

Financials

Richard Heyse

Vice President and Chief Financial Officer

TAKING ACTION. DELIVERING VALUE.

2011 First Half Results Exceeded Expectations

July sales

per workday

up 21% versus

prior year

1st Half

Sales 24.6% in Q1 versus prior year

21.1% in Q2 versus prior year

Operating Margin 4.5% in Q1

5.6% in Q2

EPS $0.74 in Q1

$1.00 in Q2

…strong sales growth and operating margin expansion

2	WESCO Investor Day 2011

Financial 080911

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Productivity Gains Continue into Expansion Cycle

Last Expansion Cycle

(2003-2006) Current Recession/Recovery Cycle

(2008 – Mid 2011)

…driven by industry-leading cost structure and LEAN

3	WESCO Investor Day 2011

Financial 080911

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Shareholder Value Creation

Total Shareholder Return

(from January 1, 2003 to July 31, 2011)

Over 81/2 year time period

823%

WCC S&P 500 Russell 2000 GWW FAST AXE

Total Shareholder Return

(from August 10, 2010 to August 3, 2011)

Approximately 1 year time period

…consistent and sustainable long-term shareholder returns

4	WESCO Investor Day 2011

Financial 080911

TAKING ACTION. DELIVERING VALUE.

2011 Full Year Expectation

2010 Investor Day Targets

2011

Expectation

Vs.

Investor

Day Target

Sales growth 7-11%, including acquisitions 19%+ Ahead

Operating margin expansion 50-70 bpts 90 bpts+ Ahead

Net income growth 20-25% 55%+ Ahead

Leverage ratio 2.0 to 3.5, without additional acquisitions ~2.5 On Target

…ahead of 2010 Investor Day targets

5	WESCO Investor Day 2011

Financial 080911

TAKING ACTION. DELIVERING VALUE.

LEAN for Administration

Background

? LEAN business and administrative process improvement

teams in place to leverage evolution of Oracle financials

and WESCO’s IT applications

? Focus is administrative and back office process

efficiency and effectiveness

Approach

? Teams are composed of experienced WESCO

operations and functional managers

? LEAN techniques are utilized in combination with

business process analysis and IT project management

LEAN for Administration

LEAN is not “in addition to,” it is “part of” the

WESCO business process and system design approach

LEAN is the “how” in all WESCO opportunities

217963-001

6	WESCO Investor Day 2011

Financial 080911

TAKING ACTION. DELIVERING VALUE.

2012 Anticipated Environment

Natural resource demand

• ABI increasing

• Utility spending

• Global growth

• Low interest rates

• Rising product prices

• Share shift to larger

players

• Non-Residential

construction at bottom

• Industrial growth

rates moderate

• Residential housing

• Consumer spending

• Excess commercial

real estate

• Government deficits

• Raw material prices

increasing

…expect continued modest demand growth in 2012

217963-001 05Aug11

7	WESCO Investor Day 2011

Financial 080911

TAKING ACTION. DELIVERING VALUE.

2012 Financial Outlook … An Early Look

• Sales growth (excluding price and F/X impacts) 7-11%

? Market growth (GDP plus 2-3%) 4-6%

? Share gain 1-2%

? Acquisition 2-3%

• Operating margin expansion 40-60 bpts

? Gross margin expansion plus operating

cost leverage

? Core pull-through target of 50% maintained

• Tax rate 30-32%

• Net income 25%+ growth

…continuing to invest in growth, while driving operating leverage

217963-

8	WESCO Investor Day 2011

Financial 080911

TAKING ACTION. DELIVERING VALUE.

2012 KPI Targets … An Early Look

2011E 2012 Target

Sales $6.0B+ $6.5B+

Operating Margin 5.1%+ 5.5%+

Net Income $180M+ $225M+

EPS – Diluted1 $3.65+ $4.40+

Leverage Ratio ~2.5 ~2.0 2

1	Utilizes diluted share count of 50 million shares in 2011 and 51.5 million shares in 2012
2	Includes nominal acquisitions (~2% of sales)

…expect to exceed 25% annual net income growth target in 2012

9 WESCO Investor Day 2011

Financial 080911

2012 to 2014 Sales Targets

Balanced Growth

Utility

CIG

Construction $4.6

$5.1

$6.0+

$6.5+

7-11%

CAGR

2009 2010 2011E 2012E 2014E

Sales $B

…expect continued sales growth momentum

217963-001 05Aug11

10 WESCO Investor Day 2011

2012 to 2014 Operating Margin Targets

Pricing/Sourcing

Margin Drivers

Portfolio

Efficiency

3.9%

4.2%

5.1%+

5.5%+

40-60 bpts/yr

2009 2010 2011E 2012E 2014E

Operating Margin %

…driving for 6%+ operating margins by 2013

11 WESCO Investor Day 2011

TAKING ACTION. DELIVERING VALUE.

12 WESCO Investor Day 2011

0.00

1.00

2.00

3.00

4.00

5.00

6.00

7.00

2003 2004 2005 2006 2007 2008 2009 2010 2011E 2012E

Capital Structure

• Current liquidity in excess of

$400M

• Access to multiple capital

markets

• Staggered maturities on debt

instruments

• Leverage ratio within target

range of 2.0x to 3.5x

• Expect to convert approximately

80% of net income into free

cash flow

…supports our strategy and future growth

Strong Capital Structure Total Debt to LTM EBITDA

Ample capacity to support growth

programs and acquisitions

12 WESCO Investor Day 2011

TAKING ACTION. DELIVERING VALUE.

Cash Flow Management

…expect to maintain fiscal discipline while funding growth

First Use

Support organic

growth at greater than

market rates

Second Use

Fund accretive

acquisitions to supplement

organic growth

Third Use

Reduce financial

leverage

Fourth Use

If Debt to EBITDA ratio is sustained below 2.0,

return capital to shareholders

+ +

No change from last year

13 WESCO Investor Day 2011

TAKING ACTION. DELIVERING VALUE.

Business Priorities and Financial Objectives

Business Priorities

Take share

2. Expand margins

3. Strengthen portfolio

4. Build high performance culture

Long Term Financial Objectives

Grow faster than the market and

strengthen business through acquisitions

• Maintain industry leading cost structure

• Expand operating profit and margins

• Generate strong operating cash flow

through the cycle

• Provide superior investor returns

Targeting 20-25% annual

net income growth

Opportunity for Significant Value Creation

TODAY TOMORROW

Market-Focused

Branches One WESCO

National Accounts Global Accounts

LEAN and

Integrated Supply

Complete

Supply Chain

North American

Centric Global

Fortune 500 company with

market leadership positions,

a balanced portfolio of businesses,

and an operational excellence culture

…focused on shareholder value creation

14 WESCO Investor Day 2011

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15 WESCO Investor Day 2011

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Q&A and Closing Remarks

John J. Engel

Chairman, President, and Chief Executive Officer

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Invest in WESCO

• Industry leader with low risk business profile

• Proven business model and well positioned in large, fragmented markets

• Organic sales growth faster than the market

• Operational excellence culture founded on LEAN

• Excellent margin expansion results and future potential

• Proven acquirer in a consolidating industry

• Strong free cash flow generation through economic cycle

…strong company, excellent value creation opportunity

217963-001 05Aug11 18

17 WESCO Investor Day 2011

TAKING ACTION. DELIVERING VALUE.

WESCO

DISTRIBUTION

18 WESCO Investor Day 2011

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WESCO Distribution, Inc.

Definitions Appendix

Financial leverage is calculated by dividing total debt, including debt discount, by the trailing twelve months earnings before interest, taxes, depreciation, and amortization (EBITDA).

Free cash flow is calculated by deducting capital expenditures from cash flow provided by operations.

Gross profit is calculated by deducting cost of goods sold, excluding depreciation and amortization, from net sales. Gross margin is calculated by dividing gross profit by net sales.

Liquidity is total availability under asset-backed facilities plus invested cash.

Total Shareholder Return (TSR) is the total return of a stock to an investor during a period of time, including capital gains and dividends, assuming reinvestment of dividends.